                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28/th/ day of October, 2002.

                                               /s/ Edward B. Rust, Jr.
                                               ---------------------------------
                                               Edward B. Rust, Jr.
In the Presence of:

/s/ Diane Edwards
----------------------
Diane Edwards

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28/th/ day of October, 2002.

                                                        /s/ Dale R. Egeberg
                                                        ------------------------
                                                        Dale R. Egeberg
In the Presence of:

/s/ Laurie Sanders
----------------------
Laurie Sanders

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28/th/ day of October, 2002.

                                                      /s/ Nancy A. Behrens
                                                      --------------------------
                                                      Nancy A. Behrens
In the Presence of:

/s/ Sandra Alderman
-----------------------
Sandra Alderman

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28/th/ day of October, 2002.

                                                      /s/ Barbara Cowden
                                                      --------------------------
                                                      Barbara Cowden

In the Presence of:

/s/ Stephanie Kinney
-----------------------
Stephanie Kinney

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9/th/ day of December, 2002.

                                                       /s/ W.H. Knight, Jr.
                                                       -------------------------
                                                       W. H. Knight, Jr.
In the Presence of:

/s/ Laura P. Sullivan
-----------------------
Laura P. Sullivan

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25/th/ day of October, 2002.

                                                          /s/ Kurt G. Moser
                                                          ----------------------
                                                          Kurt G. Moser
In the Presence of:

/s/ Judy Meiser
-----------------------
Judy Meiser

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25/th/ day of October, 2002.

                                                         /s/ Jack W. North
                                                         -----------------------
                                                         Jack W. North
In the Presence of:

/s/ Pamela J. Wilcox
-----------------------
Pamela J. Wilcox

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9/th/ day of December, 2002.

                                                       /s/ George L. Perry
                                                       -------------------------
                                                       George L. Perry
In the Presence of:

/s/ Laura P. Sullivan
-----------------------
Laura P. Sullivan

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9/th/ day of December, 2002.

                                                     /s/ Susan M. Phillips
                                                     ---------------------------
                                                     Susan M. Phillips
In the Presence of:

/s/ Laura P. Sullivan
-----------------------
Laura P. Sullivan

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 9/th/ day of December, 2002.

                                                          /s/ Jerry Porras
                                                          ----------------------
                                                          Jerry Porras

In the Presence of:

/s/ Laura P. Sullivan
-----------------------
Laura P. Sullivan

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25/th/ day of October, 2002.

                                                    /s/ Vincent J. Trosino
                                                   ----------------------------
                                                    Vincent J. Trosino
In the Presence of:

/s/ Barb Lay
-----------------------
Barb Lay

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25/th/ day of October, 2002.

                                                       /s/ Susan D. Waring
                                                       -------------------------
                                                       Susan D. Waring
In the Presence of:

/s/ Sandra Alderman
-----------------------
Sandra Alderman

                                POWER OF ATTORNEY

--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of STATE FARM LIFE INSURANCE COMPANY, a life insurance corporation organized under the laws of Illinois, does hereby constitute and appoint STEPHEN L. HORTON and SHEILA MELZER, each located at One State Farm Plaza, Bloomington, IL 61710 and each of them, with full power of substitution as his or her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable, including, not limited to, accepting service of process on behalf of the undersigned, and appointing the Director of the Illinois Department of Insurance and his successors as the true and lawful attorney of the undersigned for service of process:

(i) to enable the said corporation to comply with the Securities Act of 1933, as amended (the "1933 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said 1933 Act of variable life insurance contracts and variable annuity contracts of the said corporation (hereinafter collectively called "State Farm Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to said State Farm Securities and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment; and

(ii) to register or qualify said State Farm Securities for sale and to register or license said corporation or any affiliate thereof as broker or dealer in said State Farm Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said State Farm Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power of attorney to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering State Farm Securities or Blue Sky Laws for the purpose of so registering or licensing said corporation; and the undersigned does hereby ratify and confirm as his or her own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof,

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31/st/ day of October, 2002.

                                                    /s/ Charles R. Wright
                                                    ----------------------------
                                                    Charles R. Wright
In the Presence of:

/s/ Diane Edwards
----------------------
Diane Edwards